Note 4 - Segment and Revenue Information - Other Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Statement Line Items [Line Items]
Gain from disposal of subsidiaries (See Note 26)	$ 5,289
Gain from divestment of joint venture (See Note 13)	2,063
Government granted VAT refund in China	4,030
Other items	160
Total	$ 11,542	[1]

[1]	Amounts in the comparative periods have been re-presented to account for the impact of discontinued operations and the reclassification of items classified as "cost of revenue" in the consolidated financial statements for the years ended December 31, 2018 and 2019. See Notes 2 and 9 for additional information.